SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 16, 2008

TEKNI-PLEX, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

333-28157		22-3286312
(Commission File Number)		(IRS Employer Identification No.)

260 NORTH DENTON TAP ROAD COPPELL, TEXAS		75019
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (972) 304-5077

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On January 17, 2008, Tekni-Plex, Inc. (“Tekni-Plex” or the “Company”) announced that on January 16, 2008, it entered into a forbearance agreement (the “Forbearance Agreement”), a copy of which is attached hereto as Exhibit 10.1, with entities (collectively, the “Noteholders” or the “Noteholder Group”) who have represented that they hold more than 91% of the Company’s 12.75% Senior Subordinated Notes Due 2010 (the “Senior Subordinated Notes”) and more than 67% of the Company’s 8.75% Senior Secured Notes due 2013 (the “Second Lien Notes”).  The Forbearance Agreement provides for the Noteholders to forbear, during the Forbearance Period (as defined in the Forbearance Agreement), from exercising rights and remedies that are available under the Indenture governing the Senior Subordinated Notes (the “Subordinated Notes Indenture”) and/or applicable law solely with respect to the failure of the Company to make the scheduled interest payment due under the Subordinated Notes Indenture on December 17, 2007 (the “Interest Default”).  The Forbearance Agreement also provides for the Noteholders to forbear, during the Forbearance Period, from exercising rights and remedies that may be available under the Indenture governing the Second Lien Notes (the “Second Lien Notes Indenture”) in the event that the Senior Subordinated Notes are accelerated by the requisite holders of the Senior Subordinated Notes or the indenture trustee under the Subordinated Notes Indenture as a result of the Interest Default.

The Forbearance Period commences on January 17, 2008 and goes through the earlier to occur of (i) February 14, 2008, (ii) one business day after termination of the “Waiver Period” under Waiver No. 4 to the Company’s June 10, 2005 credit agreement (as amended, the “Credit Agreement”) and (iii) four business days after the delivery by counsel to the Noteholder Group of a written notice terminating the Forbearance Period, which notice may be delivered upon or after the occurrence of any Forbearance Default (as defined in the Forbearance Agreement); provided that the Forbearance Agreement shall immediately terminate upon the occurrence of a Forbearance Default under subsection (H) of the definition thereof without the need for delivery of any notice.  The term Forbearance Default means (A) the valid acceleration of obligations arising under (i) the Second Lien Notes Indenture; (ii) the Indenture governing the Company’s 10 7/8% Senior Secured Notes due 2012 (the “First Lien Notes”); or (iii) the Credit Agreement; (B) the Company’s payment of or entry into an agreement to pay the fees or expenses of any ad-hoc group of holders of First Lien Notes or Second Lien Notes (other than the Noteholder Group); (C) the Company’s failure to prepare and deliver to the Noteholder Group a business plan for the Company, together with supporting financial projections and other information in support thereof; (D) the failure of the Company, after four business days’ written notice from counsel to the Noteholder Group alleging such a failure, to engage in good faith negotiations with the Noteholder Group regarding (i) a potential restructuring transaction or (ii) a fee letter under which the Company agrees to pay the reasonable fees and expenses of Houlihan, Lokey, Howard & Zukin Capital, Inc., financial advisor to the Noteholder Group, which determination shall be made by the holders of a majority in principal amount of the Senior Subordinated Notes in good faith and their reasonable discretion; (E) the occurrence of any Event of Default (as defined in the Subordinated Notes Indenture) other than the Interest Default; (F) the failure of the Company to comply with any material term, condition, covenant or agreement set forth in the Forbearance Agreement; (G) the failure of any representation or warranty made by the Company under the Forbearance Agreement to be true and correct in all material respects as of the date when made; (H) the commencement by or against the Company or any subsidiary that is a Significant Subsidiary (as defined in the Subordinated Notes Indenture) of a case under title 11 of the United States Code; (I) the Company engages in any material asset sales (other than the disposition of inventory), material sale-leaseback, or material financing transaction (including an increase in commitment under the Credit Agreement) without the consent of a majority in principal amount of the Senior Subordinated Notes held by the Noteholder Group or (J) the Company pays any management, sponsor or consulting fees to its preferred stockholders or their affiliates.

Pursuant to the Forbearance Agreement, the Company has also agreed to pay certain fees and expenses incurred by the advisors of the Noteholder Group and to provide them with reasonable access to the Company.

A copy of the press release relating to the announcement of the Company’s entry into the Forbearance Agreement is attached hereto as Exhibit 99.1.

Item 8.01. Other Events

On January 16, 2008, HSBC Bank USA, National Association, resigned its positions as trustee, registrar and paying agent under the Subordinated Notes Indenture.  U.S. Bank National Association has been appointed as the successor trustee, effective as of January 16, 2008, and as successor registrar and paying agent, effective as of January 28, 2008.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Forbearance Agreement, dated as of January 16, 2008, among Tekni-Plex, Inc., each of its subsidiaries identified on the signature pages thereof, and various other parties.

99.1	Press Release of Tekni-Plex, Inc. dated January 17, 2008.

This current report on Form 8-K includes statements that may constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, usually containing the words “believe,” “estimate,” “project,” “expect” or similar expressions. Forward-looking statements inherently involve risks and uncertainties that could cause actual results to differ materially from the forward-looking statements. Actual results may differ materially from these expectations due to the Company’s ongoing discussions with its lenders and investors, the outcome of which cannot be accurately predicted. Other factors that would cause or contribute to such differences include, but are not limited to: price volatility and availability of raw materials and the Company’s ability to correspondingly increase its prices, competitive factors, risks related to foreign investments and operations, seasonality, changes in environmental and safety laws and regulations and other risks discussed in the Company’s periodic and other filings with the Securities and Exchange Commission. By making these forward-looking statements, Tekni-Plex undertakes no obligation to update these statements for revisions or changes after the date of this release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEKNI-PLEX, INC.

Date:	January 17, 2008	By:	/s/ James E. Condon
			Name:	James E. Condon
			Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Forbearance Agreement, dated as of January 16, 2008, among Tekni-Plex, Inc., each of its subsidiaries identified on the signature pages thereof, and various other parties.

99.1	Press Release of Tekni-Plex, Inc. dated January 17, 2008.